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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of Earliest Event Reported): March 18, 2004


                          TouchTunes Music Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)


                                  33-55254-447
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                            (Commission File Number)


                                   87-0485304
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                        (IRS Employer Identification No.)


                             1800 East Sahara Avenue
                                    Suite 107
                             Las Vegas, Nevada 89104
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (702) 792-7405
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
           ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 18, 2004 Marc Ferland was appointed a member of the board of directors of TouchTunes Music Corporation ("TOUCHTUNES" or the "COMPANY") by Caisse de Depot et Placement du Quebec ("CDPQ"), in accordance with the Amended and Restated Voting Trust and Limited Shareholders Agreement between TouchTunes, Techno Expres, S.A., CDPQ, and Societe Innovatech du Grand Montreal dated June 10, 2003 (filed as Exhibit 9.1 to the Quarterly Report of the Company on Form 10-QSB for the quarterly report period ended June 30, 2003) (the "SHAREHOLDERS AGREEMENT").

On September 17, 2004 Mr. Ferland was named chairman of the audit committee of the Company and chairman of the strategic committee of the Company, as well as a member of the compensation committee of the Company.

On June 1, 2004, Robert Jamieson was appointed a member of the board of directors of TouchTunes by CDPQ in accordance with the Shareholders Agreement.

On September 17, 2004 Mr. Jamieson was named a member of the strategic committee of the Company.

On September 17, 2004 Mr. Jamieson was granted options to purchase 100,000 shares of the class A voting common stock of the Company at a price of $0.40 per share. Of these options, 50,000 vest immediately and 50,000 vest on September 17, 2005.

On September 17, 2004, William Meder was appointed a member of the board of directors of TouchTunes by CDPQ in accordance with the Shareholders Agreement.

Mr. Meder was also named chairman of the board of the Company, chairman of the compensation committee of the Company and a member of the strategic committee of the Company.

Upon his appointment to the board of directors, Mr. Meder was granted options to purchase 100,000 shares of the class A voting common stock of the Company at a price of $0.40 per share. Of these options, 50,000 vest immediately and 50,000 vest on September 17, 2005.

On September 17, 2004, James Grant was appointed a member of the board of directors of TouchTunes by CDPQ in accordance with the Shareholders Agreement.

Mr. Grant was also named a member of the audit committee of the Company.

Upon his appointment to the board of directors, Mr. Grant was granted options to purchase 100,000 shares of the class A voting common stock of the Company at a price of $0.40 per share. Of these options, 50,000 vest immediately and 50,000 vest on September 17, 2005.


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ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TOUCHTUNES MUSIC CORPORATION

                                         By: /s/ Matthew Carson
                                             ------------------------
                                             Matthew Carson
                                             Vice-President Finance and
                                             Chief Financial Officer

Date: September 23, 2004